SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 30, 2020

CANNABIS GLOBAL, INC.

(Exact Name of Registrant as Specified in its Charter)

Nevada (State or other jurisdiction of incorporation or organization)	Commission File Number 333-146404	99-0539775 (I.R.S. Employer Identification Number)

520 S. Grand Avenue, Suite 320, Los Angeles, CA 90071

(Address of Principal Executive Offices and Zip Code)

(310) 986-4929

(Issuer's telephone number)

MCTC HOLDINGS, INC.

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbols	Name of Exchange on Which Registered
Common	MCTC	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

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Section 5 - Corporate Governance and Management

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

(a) Effective March 30, 2020, the Registrant filed Articles of Conversion with the Delaware Secretary of State, electing to convert and re-domicile the Registrant from a Delaware corporation to a newly formed Nevada corporation named Cannabis Global, Inc. Concurrently, the Registrant filed Articles of Incorporation and Articles of Domestication with the Nevada Secretary of State incorporating the Registrant in Nevada under the name Cannabis Global, Inc. and accepting the re-domicile of Registrant’s Delaware corporation. There is no change to the Registrant’s fiscal year end.

Item 5.07 Submission of Matters to a Vote of Security Holders.

(a) On December 4, 2019, a majority of the shareholders eligible to vote met in a special meeting pursuant to Sections 2.03, 2.07 and 2.11 of the Company's By-Laws, and Chapter 1, Delaware General Corporation Law § 228. The shareholders approved and authorized (i) re-domiciling the Company from Delaware to Nevada; (ii) changing the name of the Company from MCTC Holdings, Inc. to Cannabis Global, Inc.; and, (iii) seeking a corresponding change of name and new trading symbol for the Company with FINRA.

Section 8 - Other Events

Item 8.01 Other Events.

Consistent with the approval of the shareholders, the Registrant will file a Notice of Corporate Action with FINRA to formally change its name to Cannabis Global, Inc. and its trading symbol. The Registrant will update shareholders and the public upon an expected completion date for these matters.

Section 9 – Financial Statement and Exhibits

Item 9.01 Financial Statements and Exhibits

Exhibit No. Document Location

3(i) Articles of Incorporation, Cannabis Global, Inc. Filed Herewith

20.1 Articles of Domestication, Cannabis Global, Inc. Filed Herewith

20.2 Articles of Conversion, MCTC Holdings, Inc. Filed Herewith

20.3 Majority Consent, Shareholders Filed Herewith

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated April 2, 2020

CANNABIS GLOBAL, INC.

By: /s/ Arman Tabatabaei

Arman Tabatabaei

(Principal Executive Officer)

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